Exhibit 99.2

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. (Continued and to be marked, dated, and signed on the other side) PROXY ARLINGTON ASSET INVESTMENT CORP. Special Meeting of Shareholders December 12, 2023, at 9:00 a.m., Eastern Time This Proxy is solicited on behalf of the Board of Directors of Arlington Asset Investment Corp. The undersigned hereby appoint(s) J. Rock Tonkel, Jr. and Richard E. Konzmann, or either of them, as proxies, each with full power of substitution and revocation, and hereby authorize(s) them, and each of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock, par value $0.01 per share, of Arlington Asset Investment Corp. that the undersigned is/are entitled to vote at the Special Meeting of Shareholders (the “Arlington special meeting”) to be held at 9:00 a.m., Eastern Time, on December 12, 2023, and any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Arlington special meeting or any adjournment or postponement thereof and revoking any proxy heretofore given. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and of the accompanying proxy statement/prospectus. The Arlington special meeting will be held virtually. In order to attend the Arlington special meeting, you must register at https://www.viewproxy.com/AAICSM/2023/ by 11:59 p.m., Eastern Time, on December 9, 2023. On the day of the Arlington special meeting, if you have properly registered, you may enter the Arlington special meeting by clicking on the link provided and the password you received via email in your registration confirmation. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ARLINGTON MERGER PROPOSAL, “FOR” THE ARLINGTON NON-BINDING COMPENSATION ADVISORY PROPOSAL AND “FOR” THE ARLINGTON ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ARLINGTON MERGER PROPOSAL, THE ARLINGTON NON-BINDING COMPENSATION ADVISORY PROPOSAL AND THE ARLINGTON ADJOURNMENT PROPOSAL. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus are available at: https://www.viewproxy.com/AAICSM/2023

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) The Board of Directors recommends a vote “FOR” the following proposals: Proposal 1. A proposal (the “Arlington Merger Proposal”) to approve the terms of the Agreement and Plan of Merger, dated as of May 29, 2023, by and among Arlington Asset Investment Corp., a Virginia corporation (“Arlington”), Ellington Financial Inc., a Delaware corporation (“EFC”), EF Merger Sub Inc., a Virginia corporation and a direct wholly owned subsidiary of EFC (“Merger Sub”), and, solely for the limited purposes set forth therein, Ellington Financial Management LLC, a Delaware limited liability company and the external manager of EFC, including the related plan of merger and as amended from time to time, which, among other things, provides for the merger of Arlington with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger; Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ VIRTUAL CONTROL NUMBER FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 2. A non-binding advisory proposal to approve the compensation that may be paid or become payable to Arlington’s named executive officers that is based on or otherwise relates to the Merger (the “Arlington Non-Binding Compensation Advisory Proposal”); and FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. A proposal to approve the adjournment of the Arlington special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies for the approval of the Arlington Merger Proposal (the “Arlington Adjournment Proposal”). FOR ☐ AGAINST ☐ ABSTAIN ☐ Note: This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. To the maximum extent permitted by applicable law, the proxies, in their discretion, are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Arlington special meeting or at any postponement or adjournment thereof. Date Signature Signature (if held jointly) NOTE: This proxy should be marked, dated, and signed by each shareholder exactly as such shareholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. As a shareholder of Arlington, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. As a Registered Holder, you may vote your shares at the Arlington special meeting by first registering at https://www.viewproxy.com/AAICSM/2023/ using your Virtual Control Number below. Your registration must be received by 11:59 p.m., Eastern Time, on December 9, 2023. On the day of the Arlington special meeting, if you have properly registered you may log in to the Arlington special meeting by clicking on the link provided and the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the Arlington special meeting in order to vote. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or Telephone or when voting during the Arlington special meeting. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/AAICSM Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Please mark your votes like this ☒